                                                         Exhibit 10.114

                               FIRST AMENDMENT TO
                      SUBORDINATED NOTE PURCHASE AGREEMENT
                      ------------------------------------


     THIS FIRST AMENDMENT TO SUBORDINATED NOTE PURCHASE AGREEMENT ("Amendment")
                                                                    ---------
is entered into as of March 27, 1998 by and among RAMSAY HEALTH CARE, INC., a Delaware corporation (the "Company"), GENERAL ELECTRIC CAPITAL CORPORATION, a
                           -------
New York corporation ("GE Capital"), and PAUL RAMSAY HOLDINGS PTY. LIMITED ACN
                       ----------
008 446 151, an Australian corporation ("Ramsay Holdings;" GE Capital and Ramsay
                                         ----------------
Holdings are hereinafter each individually referred to as a "Purchaser", and
                                                             ---------
collectively, as "Purchasers"), for the benefit of the parties and each of the
                  ----------
Holders.


                                    RECITALS
                                    --------

     A. The Company and Purchasers are parties to a certain Subordinated Note Purchase Agreement dated as of September 30, 1997 (the "Purchase Agreement;"
                                                        ------------------
capitalized terms used herein and not defined herein have the meanings assigned to them in the Purchase Agreement).

     B.  Purchasers are all of the Holders of the Bridge Notes.

     C. The Company and Purchasers desire to amend the Purchase Agreement as hereinafter set forth.


                               1.    AMENDMENTS
                                     ----------

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:

     1.   Amendment to Article 3.  The Purchase Agreement is hereby amended by
          ----------------------
deleting Article 3 thereof in its entirety and by substituting in lieu thereof the following Article 3:

                                 ARTICLE 3

                         CONTINGENT PAYMENT OBLIGATION
                         -----------------------------

          Section 3.01. Contingent Payment Obligation. In the event
                        -----------------------------
     that the Series A Bridge Notes have not been repaid in full on or before March 30, 1998, then, in addition to interest payable at the rates specified in Section 2.01 hereof, the Company shall pay
                            ------------
     to the Holders of the Series A Bridge Notes, concurrently with the Exit Event, an amount (the "Contingent Payment Amount") equal
                                     -------------------------
     to (a) if the Series A Bridge Notes have not been repaid in full on or before March 30, 1998, but are repaid in full on or before September 30, 1998, $1,000,000; or (b) if the Series A Bridge Notes have not been repaid in full on or before September 30, 1998, the greater of (1) $1,000,000 or (2) an amount equal to fourteen percent (14%) of the product of (i) the number of Outstanding Shares of Common Stock as of the Determination Date, multiplied by (ii) the Current Market Price
                         -------------
     per Share of Common Stock as of the Determination Date. If Series A Bridge Notes are held by more than one Holder at such time, the Contingent Payment Amount shall be paid to the Holders of Series A Bridge Notes pro rata, based on the proportion that the
                    --------
     principal amount of the Series A Bridge Note held by each such Holder bears to the aggregate principal amount of all Series A Bridge Notes.

          Section 3.02. Notice of Exit Event. As soon as is reasonably
                        --------------------
     practicable after the Company has knowledge that an Exit Event will or is reasonably likely to occur, but in no event later than the Determination Date with respect thereto, it shall provide written notice thereof (an "Exit Event Notice") to all of the
                                 -----------------
     Holders of the Series A Bridge Notes, setting forth the nature of the Exit Event and the actual or proposed date thereof. Promptly after giving an Exit Event Notice pursuant to this Section 3.02,
                                                        ------------
     the Company shall cause the Contingent Payment Amount to be determined on the basis set forth in Section 3.03, if applicable,
                                          ------------
     as soon as is reasonably practicable, but in any event within five Business Days following the Determination Date.

          Section 3.03. Determination of Contingent Payment Amount. If
                        ------------------------------------------
     the Contingent Payment Amount is determined pursuant to clause
     (c) of Section 3.01:
            ------------

                 (a) The determination of the Current Market Price per Share of Common Stock as of the Determination Date, the number of Outstanding Shares of Common Stock as of the Determination Date and the resulting Contingent Payment Amount shall be made by the firm of independent accountants of recognized national standing then retained by the Company, at the sole expense of the Company. Concurrently with the determination of the Contingent Payment Amount pursuant to this Section
                                                       -------
     3.03(a), but in any event within five Business Days following the
     -------
     Determination Date, the Company shall provide written notice to each Series A Holder (a "Contingent Payment Amount Notice"),
                              --------------------------------
     setting forth the Contingent Payment Amount as so determined, and attaching thereto a schedule prepared by its independent public accountants showing in reasonable detail the calculation thereof.

                 (b) The Required Series A Holders shall have the right to object to the Current Market Price per Share of Common Stock as of the Determination Date, the number of Outstanding Shares of Common Stock as of the Determination Date or the Contingent Payment Amount as so determined and set forth in the Contingent Payment Amount Notice (including, without limitation, any determination of the Current Market Price per Share of Common Stock made pursuant to the second sentence of the definition thereof), by giving written notice (an "Objection Notice") to the Company
                                ----------------
     specifying the nature of their objection, within three Business Days following receipt of the Contingent Payment Amount Notice pursuant to paragraph (a) hereof and, unless such objection is resolved by agreement of the Company and the Required Series A Holders on or before the date of the Exit Event, the Company and the Required Series A Holders shall each have the right to subject the disputed determination to separate firms of independent accountants of recognized national standing (or, in the case of a determination of the Current Market Price per Share of Common Stock made by an independent brokerage firm, to separate independent brokerage firms) for a joint resolution of such objection (neither of which shall be the firm of independent accountants regularly retained by the Company or the independent brokerage firm determining the Current Market Price per Share of Common Stock pursuant to the second sentence of the definition thereof). If such firms cannot jointly resolve such objection, then, unless otherwise directed by agreement of the Company and the Required Series A Holders, such firms shall choose another firm of independent accountants of recognized national standing, which firm shall resolve such objection. In such case, the Current Market Price per Share of Common Stock as of the Determination Date, the number of Outstanding Shares as of the Determination Date and the Contingent Payment Amount so determined shall be conclusive and binding on the Company, all of the Holders of Series A Bridge Notes and all Persons claiming under or through any of them.

                 (c) In the event that an Objection Notice is given pursuant to paragraph (b), the cost of the independent accountants selected by the Company shall be borne solely by the Company, the cost of the independent accountants selected by the Required Series A Holders shall be borne solely by the Required Series A Holders, and the cost of any independent accountants chosen by the Company's and the Required Series A Holders' independent accountants to resolve any objection shall be borne one-half each by the Required Series A Holders and the Company.

          Section 3.04. Payment of Contingent Payment Amount. On the
                        ------------------------------------
     date of and concurrently with the Exit Event, the Company shall pay to each Holder of Series A Bridge Notes the ratable portion of the Contingent Payment Amount payable to such Holder pursuant to Section 3.01. If the Contingent Payment Amount is determined
        ------------
     pursuant to clauses (a) or (b) of Section 3.01, the amount
                                       ------------
     thereof shall be payable to the Holders of Series A Bridge Notes by wire transfer to an account in a bank located in the United States designated by each such Holder for such purpose (a "Cash
                                                                ----
     Payment"). If the Contingent Payment Amount is determined
     -------
     pursuant to clause (c) of Section 3.01, the first $1,000,000
                               ------------
     thereof shall be payable to the Holders of Series A Bridge Notes by a Cash Payment and the balance thereof, if any, shall be payable to the Holders of Series A Bridge Notes, at the option of the Company, either by (i) a Cash Payment, or (ii) delivery to each such Holder of that number of fully paid and non-assessable shares of Common Stock, duly registered under the Securities Act (if such registration is required to sell such shares to the public) and listed on the securities exchange on which the Common Stock is then listed or, if not so listed, listed on the NASDAQ automated quotation system, and having a value that is most nearly equal to the Contingent Payment Amount, or ratable portion thereof payable to such Holder, based on the Current Market Value per Share of Common Stock as of the Determination Date together with either (x) an amount of cash equal to the aggregate par value of such Common Stock, which shall be used by such Holder to pay to the Company such amount (not to exceed the par value of such Common Stock) as shall, in the written opinion of counsel to the Company, be necessary so that such Common Stock will be fully paid and non-assessable, or
     (y) a written opinion of counsel to the Company to the effect that such Common Stock will be fully paid and non-assessable as issued, without the payment by the Holder to the Company of an amount equal to the par value of such Common Stock as of the time of issuance (a "Stock Payment"). Notwithstanding anything to the
                     -------------
     contrary set forth in this Section 3.04, if at the time the
                                ------------
     Contingent Payment Amount is due and payable hereunder, the Company is then prohibited by the terms of the Senior Credit Agreement from paying all or any portion of the Contingent Payment Amount by a Cash Payment, the Company shall pay such amount (or portion thereof) by a Stock Payment.

          Section 3.05. Notices. Each Exit Event Notice, Contingent
                        -------
     Payment Amount Notice and Objection Notice given pursuant to this
     Article 3 shall be given by telecopier, with a copy thereof by hand delivery or by reputable overnight courier, and otherwise in compliance with Section 12.09.
                     -------------

     2.   Amendment to Article 5. The Purchase Agreement is hereby further
          ----------------------
amended by adding to the end of Article 5 thereof the following new Section
5.31:

                SECTION 5.31 Subordination of Subordinated
                             -----------------------------
          Indebtedness. This Agreement, and all amendments,
          ------------
          modifications, extensions, renewals, refinancings and refundings hereof, constitute the "Bridge Note Purchase Agreement" within the meaning of the Ramsay Subordinated Note Purchase Agreement; this Agreement, together with each of the other Bridge Note Documents and all amendments, modifications, extensions, renewals, refinancings and refundings hereof and thereof, constitute "Senior Credit Documents" within the meaning of the Subordinated Note Purchase Agreement; and all of the Bridge Note Obligations, and all amendments, modifications, extensions, renewals, refundings or refinancings thereof constitute "Senior Indebtedness" of the Company within the meaning of the Ramsay Subordinated Note Purchase Agreement, and the Holders of the Bridge Notes from time to time constitute "Senior Lenders" entitled to all of the rights of a holder of "Senior Obligations" pursuant to
          Article 4 of the Ramsay Subordinated Note Purchase
          Agreement.

     3.   Amendment to Section 7.12. The Purchase Agreement is hereby further
          -------------------------
amended by adding the following as new clauses (e) and (f) to Section 7.12 thereof:

          , (e) Borrower may make payments of interest under the Ramsay Subordinated Note in kind and (f) with the consent of the Required Holders, Borrower may prepay the Ramsay
          Subordinated Notes in full.

     4.   Amendment to Article 7. The Purchase Agreement is hereby further
          ----------------------
amended by adding to the end of Article 7 thereof the following new Section
7.17:

                SECTION 7.17 Changes Relating to Subordinated Debt.
                             -------------------------------------
          The Company shall not change or amend the terms of the Ramsay Subordinated Note, the Ramsay Subordinated Note Purchase Agreement or any other Subordinated Indebtedness (or any indenture or agreement in connection therewith) if the effect of such amendment is to: (a) increase the interest rate on such Subordinated Indebtedness; (b) change the dates upon which payments of principal or interest are due on such Subordinated Indebtedness other than to extend such dates; (c) change any default or event of default other than to delete or make less restrictive any default provision therein; (d) change or add any covenant with respect to such Subordinated Indebtedness other than to make less restrictive any such covenant; (d) change the redemption or prepayment provisions of such Subordinated Indebtedness other than to extend the dates therefor or to reduce the premiums payable in connection therewith; (e) grant any security or collateral to secure payment of such Subordinated Indebtedness; or (f) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights to the holder of such Subordinated Indebtedness in a manner adverse to any Holder.

     5.   Amendment to Section 10.02.  The Purchase Agreement is hereby further
          --------------------------
amended by (a) deleting in its entirety from Section 10.02 thereof the defined
                                             -------------
term "Base Amount;" and (b) adding the following to Section 10.02 as new
                                                    -------------
definitions, in proper alphabetical order:

               "Dothan Alabama Acquisition" shall mean the acquisition
                --------------------------
          by Ramsay Youth Services of Alabama, Inc. of certain land and personal property located in Dothan, Houston County, Alabama from Crescent Real Estate Funding VII, L.P. pursuant to the terms and conditions set forth in the Dothan Alabama Acquisition Agreement.

               "Dothan Alabama Acquisition Agreement" shall mean that
                ------------------------------------
          certain Agreement of Purchase and Sale, dated as of the 30th day of January, 1998, by and among Crescent Real Estate Funding VII, L.P. and Ramsay Youth Services of Alabama, Inc.

               "Palm Bay Acquisition" shall mean the acquisition by
                --------------------
          Ramsay Youth Services of Florida, Inc. of certain land and personal property located in Palm Bay, Brevard County, Florida from BHC Properties, Inc. pursuant to the terms and conditions set forth in the Palm Bay Acquisition Agreement.

               "Palm Bay Acquisition Agreement" shall mean that
                ------------------------------
          certain Real Estate Purchase and Sale Agreement, dated as of March 6, 1998, by and between BHC Properties, Inc. and
          Ramsay Youth Services of Florida, Inc.

               "Ramsay Subordinated Note Purchase Agreement" shall
                -------------------------------------------
          mean the Subordinated Note Purchase Agreement, dated as of March 25, 1998, among the Company, as issuer, and Ramsay Holdings, as purchaser, as the same may be amended, modified or supplemented with the consent of the Holders.

               "Ramsay Subordinated Note" shall mean the Company's
                ------------------------
          Junior Subordinated Note due September 30, 2006, issued pursuant to the Ramsay Subordinated Note Purchase Agreement in the principal amount of $5,000,000 plus Capitalized Interest (as defined therein).

               "Subordinated Indebtedness" shall mean the Indebtedness
                -------------------------
          evidenced by or in respect of the Ramsay Subordinated Note.

     6.   Amendment to Annex B. The Purchase Agreement is hereby further amended
          --------------------
by renumbering paragraph 11 of Annex B thereof as paragraph 12 and by adding immediately prior thereto the following new paragraph 11:

               11. Upon receipt thereof, copies of (i) any material notice or other material communication delivered by or on behalf of the Company to any Person in connection with the Ramsay Subordinated Note Purchase Agreement or any other agreement or other document relating to Subordinated Indebtedness at the same time and by the same means as such notice or other communication is delivered to such Person, and (ii) any material notice or other material communication received by the Company from any Person in connection with the Ramsay Subordinated Note Purchase Agreement or any other agreement, document or instrument relating to Subordinated Indebtedness promptly after such notice or other communication is received by the Company.

                           2.    CONSENTS
                                 --------

     1. The Holders consent to the Palm Bay Acquisition and waive any Default that would arise therefrom under Section 8.01 of the Purchase Agreement, provided that (i) the Palm Bay Acquisition and the initial loan contemplated by
--------
the Ramsay Subordinated Note Purchase Agreement are consummated no later than March 31, 1998, and (ii) the Company receives an initial loan under the Ramsay Subordinated Note Purchase Agreement in the principal amount of $1,475,000, of which $100,000 shall be applied to reimburse the Company for the cash deposit it previously made under the Palm Bay Acquisition Agreement, $1,300,000, together with such cash deposit, shall be applied to pay the entire purchase price of the Palm Bay Acquisition in full and $75,000 shall be applied to pay certain transaction costs incurred in connection therewith

     2. The Holders consent to the Dothan Alabama Acquisition and waive any Default that would arise therefrom under Section 8.01 of the Purchase Agreement, provided that (i) the Dothan Alabama Acquisition is consummated no later than
--------
May 15, 1998 on the terms and conditions set forth in the Dothan Alabama Acquisition Agreement, and (ii) the Company receives a loan under the Ramsay Subordinated Note Purchase Agreement in the principal amount of $1,900,000, of which $50,000 shall be applied to reimburse the Company for the cash deposit it previously made under the Dothan Alabama Acquisition Agreement and $1,850,000, together with such cash deposit, shall be applied to pay the entire purchase price of the Dothan Alabama Acquisition in full

                          3.    CONDITIONS PRECEDENT
                                --------------------

     Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Holders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Purchase Agreement shall remain in full force and effect in its unamended form, the Company shall have no rights under this Amendment and the Holders shall not be obligated to take, fulfill or perform any action hereunder, until the following conditions have been fulfilled to the satisfaction of the Holders:

     1. The Holders shall have received the following, each dated as of the date of this Amendment, in form and substance reasonably satisfactory to the Holders and their respective counsel:

          (1)  This Amendment, duly executed by all parties hereto;

          (2) A certificate of the Secretary or an Assistant Secretary of the Company certifying true and correct copies of (1) the articles or certificate of incorporation and by-laws of the Company, (2) the resolutions adopted by the Board of Directors of the Company approving this Amendment and all documents, certificates and instruments being executed in connection herewith and the transactions contemplated hereby, (3) all documents evidencing other necessary corporate action by the Company and required governmental and third party approvals with respect to each of the foregoing and (4) the names and true signatures of the authorized officers of the Company;

          (3) An opinion of Haythe & Curley, special counsel to the Company, in substantially the form of Exhibit C to the Purchase Agreement with appropriate
                          ---------
changes to address this Amendment; and

          (4) A certificate from a Responsible Financial Officer of Borrower as to the Ramsay Subordinated Note Purchase Agreement and the Ramsay Subordinated Note certifying true and correct copies of the Ramsay Subordinated Note Purchase Agreement and the Ramsay Subordinated Note, each of which shall be in form and substance satisfactory to the Holders.

     2. Ramsay Subordinated Note Purchase Agreement is executed and delivered by all parties thereto, and all conditions precedent thereto are satisfied.


                             4.    REPRESENTATIONS
                                   ---------------

     The Company hereby represents and warrants to Purchasers that:

     1. The execution, delivery and performance by the Company of this Amendment (i) are within the Company's corporate power; (ii) have been duly authorized by all necessary corporate and shareholder action; (iii) are not in contravention of any provision of the Company's certificate of incorporation or bylaws or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any such Subsidiary or any of their respective property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of the Company or any of its Subsidiaries; and (vii) do not require the consent or approval of any Governmental Authority or any other person other than the consent of the Senior Lenders set forth below;

     2. This Amendment has been duly executed and delivered for the benefit of or on behalf of the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies in general; and

     3. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

                              5.    MISCELLANEOUS
                                    -------------

     1. The Company hereby restates, ratifies and reaffirms each and every term and condition set forth in the Purchase Agreement, as modified by this Amendment, effective as of the date hereof.

     2. The Company agrees to pay on demand all costs and expenses of GE Capital in connection with the preparation, execution, delivery and enforcement of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel to GE Capital.

     3. This Amendment shall be governed by, and construed in accordance with, the internal laws (and not the laws of conflicts), of the State of New York and all applicable laws of the United States of America.

     4. This Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                                    RAMSAY HEALTH CARE, INC.



                                    By: /s/ Remberto G. Cibran
                                        --------------------------------------
                                        Remberto G. Cibran
                                        President


                                    GENERAL ELECTRIC CAPITAL
                                      CORPORATION



                                    By: /s/ Cheryl P. Boyd
                                        --------------------------------------
                                        Cheryl P. Boyd
                                        Authorized Signatory


                                    PAUL RAMSAY HOLDINGS PTY.
                                      LIMITED



                                    By: /s/ Peter Evans
                                        --------------------------------------
                                        Peter Evans
                                        Director

     The undersigned, being the Senior Agent and all of the Senior Lenders under the Senior Credit Agreement, hereby consent to the foregoing Second Amendment as of the date first written above.

                                    GENERAL ELECTRIC CAPITAL
                                      CORPORATION



                                    By:  /s/ Cheryl P. Boyd
                                         -------------------------------------
                                         Cheryl P. Boyd
                                         Authorized Signatory


                                    THE ING CAPITAL SENIOR SECURED
                                     HIGH INCOME FUND, L.P.



                                    By: /s/ Michael D. Hatley
                                        --------------------------------------
                                        Name:   Michael D. Hatley
                                        Title:  Vice President and Portfolio
                                                Manager